UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2013
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On June 26, 2013, Cinedigm Digital Cinema Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merriman Capital, Inc. and National Securities Corporation (together, the “Underwriters”) pursuant to which the Underwriters agreed to act as underwriters of 3,780,718 shares of the Company’s Class A common stock being offered.  The securities are being offered by the Company pursuant to a shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission on April 9, 2012 (File No. 333-179970) and an applicable prospectus supplement  (the “Offering”).  Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein (i) the Underwriters will offer such securities to the public at the public offering price of $1.38 and (ii) the Company agreed to sell these securities to the Underwriters at a purchase price equal to $1.2834 per share, representing a per security discount equal to 7 percent of the public offering price per security.  At the Underwriters’ discretion, the Underwriters have a 45 day option to buy up to an additional 567,108 shares from the Company at the public offering price less the underwriting discount and commission to cover these sales.  The Company also agreed to bear the expenses of the Offering.  The Underwriting Agreement contains customary representations and warranties and covenants as are customary for transactions of this type and nature.  The Company anticipates that the closing of this offering will take place on or before July 1, 2013.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriters or such other indemnified parties may be required to make in respect of any such liabilities.

The opinion of Kelley Drye & Warren LLP regarding the validity of the shares sold in the Offering is attached hereto as Exhibit 5.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

On June 25, 2013, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1.

On June 26, 2013, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 26, 2013, between the Company, Merriman Capital, Inc. and National Securities Corporation.
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated June 25, 2013 announcing the Offering.
99.2	Press Release dated June 26, 2013 announcing the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of  June 28, 2013

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema Services and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 26, 2013, between the Company, Merriam Capital, Inc. and National Securities Corporation.
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated June 25, 2013 announcing the Offering.
99.2	Press Release dated June 26, 2013 announcing the pricing of the Offering.